UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 6, 2023
Date of Report (date of earliest event reported)
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Rover Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02     Results of Operations and Financial Condition.

On November 6, 2023, Rover Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

Share Repurchase Program Extension

On February 27, 2023, the Company’s board of directors (the “Board”) approved a 12-month share repurchase program (the “Share Repurchase Program”) with authorization to purchase up to $50.0 million (exclusive of brokers’ commissions and excise tax) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). Through November 1, 2023, the Company has repurchased approximately 9.1 million shares of Class A Common Stock for an aggregate amount of approximately $49.0 million (excluding brokers’ commissions and excise tax), including approximately 3.5 million shares repurchased for an aggregate amount of approximately $20.4 million (excluding brokers' commissions and excise tax) during the three months ended September 30, 2023.

On November 6, 2023, the Board approved an extension of the Share Repurchase Program to run through February 28, 2025 and an increase to the total authorized amount under the program of up to $100.0 million resulting in a total authorized amount of up to $150.0 million (exclusive of brokers’ commissions and excise tax) of Class A Common Stock, including the $49.0 million repurchased through November 1, 2023.

Repurchases under the Share Repurchase Program may be made on a discretionary basis from time to time through open market transactions (including through Rule 10b5-1 trading plans) or through privately negotiated transactions, subject to market conditions and applicable securities laws and other legal requirements, including the requirements of Rule 10b-18 under the Exchange Act. The Share Repurchase Program does not obligate the Company to acquire any specific number of shares of Class A Common Stock. The timing, volume, purchase price and nature of repurchases will be determined by the Company’s management and depend on a variety of factors, including stock price, trading volume, market and economic conditions, other general business considerations such as alternative investment opportunities, applicable legal requirements and tax laws, and other relevant factors. Repurchases under the program have been authorized through February 2025, but the program may be modified, suspended, or terminated at any time at the discretion of the Board. The Company expects to fund the repurchases with existing cash and cash equivalents and investments.

Information regarding stock repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Company's intention to implement a program to purchase up to an aggregate of $150 million of Class A common stock, and the expected timing, volume, purchase price, nature, duration and source of funding of such Share Repurchase Program. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "believe," “expects,” "may," "will," "continue," "anticipate," "assume," or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, (1) general macroeconomic and geopolitical conditions, including public health, pet care industry, residential real estate, and travel expectations, factors and trends, and their impact on consumer spending patterns, demand for and pricing on the Rover platform, and the Company’s business, operating results and financial condition, (2) the Company’s ability to retain existing and acquire new pet parents and pet care providers, (3) the Company’s expectations about, its ability to successfully defend, and the outcome of, any known and unknown litigation and regulatory proceedings, (4) the Company’s expectations regarding its future operating and financial performance, (5) the strength of the Company’s network, effectiveness of its technology, and quality of the offerings provided through the Rover platform, (6) the Company’s opportunities and strategies for growth, including investments and improvements, new offerings, partnerships, distribution channels, acquisitions and international markets, (7) the success of the Company’s marketing strategies and investments, (8) investments in new products, initiatives and offerings and new geographies, market effects thereof, and the effect of these investments on the Company’s results of operations, (9) the Company’s inability to entirely prevent off-platform bookings and payments, (10) the impact of tax information reporting requirements on pet care provider retention and off-platform bookings and payments, (11) the Company’s ability to match pet parents with high quality and well-priced offerings, (12) assessment of the Company’s trust and safety practices, (13) the Company’s assessment of and strategies to compete with existing and new competitors in existing and new markets and offerings, (14) the Company’s ability to maintain the security and availability of its platform, (15) the Company’s reliance on third party payment service providers, mobile operating systems and application marketplaces, (16) the Company’s ability to protect its intellectual property, (17) the Company’s ability to identify, recruit, and retain skilled personnel, including key members of senior management, (18) seasonal fluctuations in operating and financial results, (18) legal and regulatory developments and the Company’s ability to stay in compliance with laws and regulations, (19) the Company’s ability to maintain and protect its brand and reputation, (20) the Company’s ability to effectively manage its growth and maintain its corporate culture, and (21) the Company’s ability to execute the Share Repurchase Program which is dependent on, among other things, developments or changes in economic or market conditions and the securities markets, fluctuations in the trading volume and market price of the Class A Common Stock, the effects of macroeconomic conditions, the Company’s cash commitments, the nature of other acquisition or investment opportunities, the Company’s cash flows from operations, and other factors. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see those risks and uncertainties contained in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s other filings with the SEC which are available, free of charge, on the SEC’s website at www.sec.gov and available on the investor relations page of the Company’s website. Investors are cautioned not to place undue reliance on the forward-looking statements. All information provided in this Form 8-K and its exhibits is as of the date hereof and is based on then-current expectations, estimates, forecasts, and projections and the beliefs and assumptions of management. The Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press release, dated November 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: November 6, 2023	By:	/s/ Charlie Wickers
Charlie Wickers
Chief Financial Officer